Stock Plans (Tables)	12 Months Ended
Dec. 31, 2011
Stock Plans Tables [Abstract]
Summary of Stock Option and RSA Activity

A summary of stock option and RSA activity as of December 31, 2011, and changes during the year is presented below:

	Stock Options		RSAs
(Shares in thousands)	Shares	Weighted-Average Exercise Price	Shares	Weighted- Average Grant Price
Outstanding as of
December 31, 2010	56,963	$39.54	15,074		$28.97
Granted	1,197	$44.78	4,759		$45.11
Exercised/vested	(14,813)	$33.97	(4,986)		$30.74
Forfeited	(349)	$29.24	(851)		$31.44
Expired	(541)	$44.90	―	$	―
Outstanding as of
December 31, 2011	42,457	$41.63	13,996		$33.69
Options vested and
expected to vest as of
December 31, 2011	42,359	$41.64	―		―
Options exercisable as of
December 31, 2011	35,275	$43.10	―		―

Weighted-average remaining contractual life and aggregate intrinsic value of the Company's stock options outstanding, exerciseable, and vested and expected to vest

The weighted-average remaining contractual life and the aggregate intrinsic value (the amount by which the fair value of the Company's stock exceeds the exercise price of the option) of the stock options outstanding, exercisable, and vested and expected to vest as of December 31, 2011 were as follows:

	Outstanding	Exercisable	Vested and Expected to Vest
Weighted-average remaining
contractual life (in years)	4.7	4.2	4.7
Aggregate intrinsic value (millions)	$338	$239	$337

Weighted Average Assumptions Used

The fair value of each option is estimated on the date of grant using a Black-Scholes-Merton option-pricing model. The following weighted-average assumptions are used for grants issued in 2011, 2010 and 2009, the majority of which were granted in the beginning of each year:

	2011	2010	2009
Dividend yield	1.6%	1.8%	4.1%
Expected volatility(a)	40%	41%	36%
Risk-free interest rate	2.3%	2.8%	2.1%
Expected life of stock option (in years)(b)	6.2	6.2	4.8
Weighted-average fair value per option	$16.21	$14.11	$4.54

  The expected volatility is based on weighted historical and implied volatilities of the Company's common stock price.
  In 2011 and 2010, the expected life of stock options was determined using historical data and expectations of option exercise behavior. In 2009, the expected life of stock options was determined using historical data.

Summary of Stock Plan Expenses

summary of stock plan expense

The components of the Company's total stock-based compensation expense (net of cancellations) for the years ended December 31 are as follows:

(Millions)	2011	2010	2009
Restricted stock awards(a)	$176	$163	$135
Stock options(a)	40	58	55
Liability-based awards	83	64	38
Performance/market-based
stock options	2	2	2
Total stock-based
compensation expense(b)	$301	$287	$230

  As of December 31, 2011, the total unrecognized compensation cost related to unvested RSAs and options was $259 million and $39 million, respectively. The unrecognized cost for RSAs and options will be recognized ratably over the remaining vesting period. The weighted-average remaining vesting period for both RSAs and options is 1.6 years.
  The total income tax benefit recognized in the Consolidated Statements of Income for stock-based compensation arrangements for the years ended December 31, 2011, 2010 and 2009 was $105 million, $100 million and $81 million, respectively.